                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     December 9, 1994
                                                --------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Florida                   0-12946                     59-2255857
- - --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


Two North Riverside Plaza, Suite 950, Chicago, Illinois            60606-2607
- - --------------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code             (312) 207-0020
                                                  ------------------------------

                                Not applicable
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)








                      This document consists of 46 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS.
- - ------- ----------------------

On December 9, 1994 FANY Seventh Avenue Associates ("FANY"), a joint venture in which First Capital Income Properties, Ltd. - Series IX ("Registrant") has a 50% interest, transferred its interest in the real property commonly known as the Fashion Atrium Building, located in New York, New York ("Property"). The transfer occurred upon the orderly conveyance of title of the Property to the mortgage holder pursuant to the terms and conditions of a prepackaged chapter 11 bankruptcy plan confirmed by the United States Bankruptcy Court for the Southern District of New York on November 22, 1994.

Upon the conveyance of title, the Registrant was relieved of its obligation under the mortgage loan and any interest in the assets and liabilities therein. The Registrant received no cash from the transfer of the Property.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
- - ------- ---------------------------------------------

        (page 5)  Pro Forma Financial Information

        EXHIBITS
        --------

        2.1 (page 10)  Order Confirming Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code for FANY Seventh Avenue Associates


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                              BY: FIRST CAPITAL FINANCIAL CORPORATION
                                  MANAGING GENERAL PARTNER


Date: December 27, 1994       By: /s/     NORMAN M. FIELD
     ------------------           --------------------------------------
                                          NORMAN M. FIELD
                                  Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

The accompanying Pro Forma Balance Sheet and Pro Forma Statements of Income and Expenses have been prepared for the purpose of presenting the impact to the Partnership of the transfer by FANY Seventh Avenue Associates ("Joint Venture") of its interest in the Fashion Atrium Building ("Property"). The Partnership has a 50% interest in the Joint Venture. On December 9, 1994 the Property was transferred to the mortgage holder as a result of the orderly conveyance of title of the Property pursuant to the terms and conditions of a prepackaged chapter 11 bankruptcy plan confirmed by the United States Bankruptcy Court for the Southern District of New York on November 22, 1994. The Partnership was relieved of its obligation under the mortgage loan and any interest in the assets and liabilities therein. The Partnership received no cash from the transfer of the Property.

The Pro Forma Balance Sheet includes adjustments to the Partnership's Balance Sheet as of September 30, 1994. The Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1994 and the year ended December 31, 1993 include adjustments to reflect the transfer of the Property and previously sold properties, the results for which were included in the Statements of Income and Expenses for the nine months ended September 30, 1994 and the year ended December 31, 1993.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)


                                    ASSETS

                                                                                         Pro Forma
                                                              September     Pro Forma     Balance
                                                              30, 1994     Adjustments     Sheet
                                                            ------------  ------------- ------------
Investment in commercial rental properties:
  Land                                                      $ 19,832,100  $ (4,109,200) $ 15,722,900
  Buildings and improvements                                  73,072,000   (12,961,600)   60,110,400
                                                            ------------  ------------  ------------

                                                              92,904,100   (17,070,800)   75,833,300
  Accumulated depreciation and amortization                  (19,130,000)    4,969,500   (14,160,500)
                                                            ------------  ------------  ------------

  Total investment properties, net of accumulated
    depreciation and amortization                             73,774,100   (12,101,300)   61,672,800

Cash and cash equivalents                                     20,342,400      (107,700)   20,234,700
Restricted cash                                                  389,900      (389,900)            0
Rents receivable                                                 742,700       (57,900)      684,800
Other assets (primarily loan acquisition costs
  net of accumulated amortization)                               350,700      (198,000)      152,700
                                                            ------------  ------------  ------------
                                                            $ 95,599,800  $(12,854,800) $ 82,745,000
                                                            ============  ============  ============

                                     LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loans payable                                    $ 23,171,200  $(12,521,200) $ 10,650,000
  Accrued real estate taxes                                      983,900                     983,900
  Accounts payable and accrued expenses                          704,400      (379,800)      324,600
  Distributions payable                                          555,600                     555,600
  Due to Affiliates                                               92,400          (800)       91,600
  Security deposits                                              506,400      (389,900)      116,500
  Other liabilities                                              110,400       (19,900)       90,500
                                                            ------------  ------------  ------------
                                                              26,124,300   (13,311,600)   12,812,700
                                                            ------------  ------------  ------------
Partners' capital:
  General Partner
  Limited Partners (100,000 Units authorized,
    issued and outstanding)                                   69,475,500       456,800    69,932,300
                                                            ------------  ------------  ------------

                                                              69,475,500       456,800    69,932,300
                                                            ------------  ------------  ------------

                                                            $ 95,599,800  $(12,854,800) $ 82,745,000
                                                            ============  ============  ============

   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)

                                                    Statement of
                                                     Income and
                                                    Expenses for     Pro Forma
                                                     the Nine       Adjustments     Pro Forma
                                                      Months            for        Adjustments    Pro Forma
                                                       Ended        Previously    for Currently  Statement of
                                                     September         Sold         Disposed      Income and
                                                     30, 1994       Properties      Property       Expenses
                                                    ------------  -------------   -------------  ------------
Income:
  Rental                                            $10,414,600   $ (1,371,000)    $(1,405,600)    $7,638,000
  Interest                                              697,100           (800)         (1,700)       694,600
                                                    -----------   ------------    ------------   ------------
                                                     11,111,700     (1,371,800)     (1,407,300)     8,332,600
                                                    -----------   -------------   ------------   ------------
Expenses:
  Property operating                                  2,524,500       (179,600)       (442,900)     1,902,000
  Depreciation and amortization                       2,268,500       (296,300)       (395,100)     1,577,100
  Interest                                            2,047,900       (541,800)       (584,900)       921,200
  Real estate taxes and insurance                     1,526,600        (16,300)       (633,200)       877,100
  Repairs and maintenance                             1,117,900        (72,400)       (188,000)       857,500
  General and administrative                            231,800           (200)         (2,500)       229,100
                                                    -----------   -------------   ------------   ------------
                                                      9,717,200     (1,106,600)     (2,246,600)     6,364,000
                                                    -----------   -------------   ------------   ------------
Income before gain on sale of properties
  and extraordinary (loss) on early
  extinguishment of debt                              1,394,500       (265,200)        839,300      1,968,600

Gain on sale of properties                           17,987,500    (17,987,500)                             0
                                                    -----------   -------------   ------------   ------------
Income before extraordinary (loss)
  on early extinguishment of debt                    19,382,000    (18,252,700)        839,300      1,968,600

Extraordinary (loss) on early
  extinguishment of debt                             (1,151,600)       914,300                       (237,300)
                                                    -----------   -------------   ------------   ------------
Net income                                          $18,230,400   $(17,338,400)    $   839,300     $1,731,300
                                                    ===========   =============   ============   ============
Net income allocated to General Partners            $   196,900   $    (69,700)    $     8,400     $  135,600
                                                    ===========   =============   ============   ============
Net income allocated to Limited Partners            $18,033,500   $(17,268,700)    $   830,900     $1,595,700
                                                    ===========   =============   ============   ============
Net income before extraordinary (loss) on
  early extinguishment of debt allocated to
  Limited Partners per Unit (100,000 Units
  authorized, issued and outstanding)               $    191.72   $    (181.70)    $      8.31     $    18.33
                                                    ===========   =============   ============   ============
Net income allocated to Limited Partners
  per Unit (100,000 Units authorized, issued
  and outstanding)                                  $    180.34   $    (172.69)    $      8.31     $    15.96
                                                    ===========   =============   ============   ============

   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)


                                                   Statement of
                                                    Income and      Pro Forma
                                                   Expenses for    Adjustments     Pro Forma
                                                     the Year          for         Adjustments     Pro Forma
                                                      Ended         Previously    for Currently   Statement of
                                                     December          Sold         Disposed       Income and
                                                     31, 1993       Properties      Property        Expenses
                                                   ------------   -------------   -------------   ------------
Income:
  Rental                                           $17,562,800     $(4,567,700)    $(2,476,300)    $10,518,800
  Interest                                             529,700          (5,900)         (2,000)        521,800
                                                   -----------    ------------    ------------    ------------
                                                    18,092,500      (4,573,600)     (2,478,300)     11,040,600
                                                   -----------    ------------    ------------    ------------
Expenses:
  Interest                                           4,167,800      (1,924,600)       (545,900)      1,697,300
  Property operating                                 3,591,500        (390,200)       (565,600)      2,635,700
  Depreciation and amortization                      3,440,800      (1,014,900)       (557,900)      1,868,000
  Real estate taxes and insurance                    1,999,600          17,200        (871,100)      1,145,700
  Repairs and maintenance                            1,532,700        (160,800)       (251,000)      1,120,900
  General and administrative                           346,100         (17,300)           (300)        328,500
                                                   -----------    ------------    ------------    ------------
                                                    15,078,500      (3,490,600)     (2,791,800)      8,796,100
                                                   -----------    ------------    ------------    ------------
Income before provisions for value
  impairment and extraordinary (loss)
  on early extinguishment of debt                    3,014,000      (1,083,000)        313,500       2,244,500

Provision for value impairment                      (5,500,000)                      5,500,000               0
                                                   -----------    ------------    ------------    ------------
Net (loss) income before extraordinary
  (loss) on early extinguishment of debt            (2,486,000)     (1,083,000)      5,813,500       2,244,500

Extraordinary (loss) on early
  extinguishment of debt                              (540,100)        540,100                               0
                                                   -----------    ------------    ------------    ------------
Net (loss) income                                  $(3,026,100)    $  (542,900)    $ 5,813,500     $ 2,244,500
                                                   ===========    ============    ============    ============
Net (loss) income allocated
  to General Partners                              $   (30,300)    $    (5,400)    $    58,100     $    22,400
                                                   ===========    ============    ============    ============
Net (loss) income allocated
  to Limited Partners                              $(2,995,800)    $  (537,500)    $ 5,755,400     $ 2,222,100
                                                   ===========    ============    ============    ============
Net (loss) income before extraordinary
  (loss) on early extinguishment of debt
  allocated to Limited Partners per Unit
  (100,000 Units authorized, issued and
  outstanding)                                     $    (24.61)    $    (10.72)    $     57.55     $     22.22
                                                   ===========    ============    ============    ============
Net (loss) income allocated to Limited
  Partners per Unit (100,000 Units
  authorized, issued and outstanding)              $    (29.96)    $     (5.37)    $     57.55     $     22.22
                                                   ===========    ============    ============    ============

   The accompanying notes are an integral part of the financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                     NOTES TO PRO FORMA BALANCE SHEET AND
                       STATEMENTS OF INCOME AND EXPENSES


1) For the purpose of the Pro Forma Balance Sheet, the accounts for land, buildings and improvements, loan acquisition costs and accumulated depreciation and amortization have been adjusted to reflect the disposition of the Property as of September 30, 1994.

2) Cash and cash equivalents on the Pro Forma Balance Sheet includes the effects of the net cash outlay by the Partnership as a result of the disposition of the Property.

3) Restricted cash and security deposits on the Pro Forma Balance Sheet have been adjusted to reflect the Partnership's relinquishment of security deposits to the mortgage holder.

4) Rents receivable, other assets, accounts payable and accrued expenses, due to Affiliates and other liabilities on the Pro Forma Balance Sheet have been adjusted to reflect the disposition of the Property as of September 30, 1994.

5) Mortgage loans payable on the Pro Forma Balance Sheet has been adjusted to reflect the Partnership's relief of the mortgage loan encumbering the Property.

6) For the purpose of the Pro Forma Statements of Income and Expenses the adjustments to the income, expenses, gain on sale of properties and the extraordinary (losses) on the early extinguishment of debt reflect the operations of the Property and any properties previously sold by the Partnership.

7) In anticipation of an eventual loss on the disposition of the Property, a provision for value impairment in the amount of $5,500,000 was recorded as of December 31, 1993 to reduce the Partnership's book value of the Property to a value that approximated the outstanding mortgage balance.